                                                                    Exhibit 99.1
                              Letter of Transmittal
                             To Tender for Exchange
                    8 5/8% Senior Subordinated Notes Due 2011
                                       of

                                  CBD MEDIA LLC
                                CBD FINANCE, INC.

               Pursuant to the Prospectus dated ________ __, 2003

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 2003, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR THE EXPIRATION DATE.
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                             The Exchange Agent is:
                                  HSBC BANK USA

  By Registered or Certified Mail:                By Hand Delivery:

            HSBC Bank USA                           HSBC Bank USA
             Lower Level                             Lower Level
          One Hanson Place                        One Hanson Place
      Brooklyn, New York 11243                Brooklyn, New York 11243
        Phone: (718) 488-4475                   Phone: (718) 488-4475
        Attn: Paulette Shaw                    Attn: Paulette Shaw
        Reference: CBD Media                    Reference: CBD Media

       By Overnight Delivery:                       By Facsimile:

            HSBC Bank USA                          (718) 488-4488
             Lower Level                         Attn: Paulette Shaw
          One Hanson Place
      Brooklyn, New York 11243                  Confirm by Telephone:
        Phone: (718) 488-4475
        Attn: Paulette Shaw                     Phone: (718) 488-4475
        Reference: CBD Media

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated _______ __, 2003 (the "Prospectus"), of CBD Media LLC, a Delaware limited liability company ("Media") and CBD Finance, Inc. ("Finance" and together with Media, the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Issuers' offer (the "Exchange Offer") to exchange $1,000 principal amount of their 8 5/8% Senior Subordinated Notes due 2011 (the "Exchange Notes") for each $1,000 principal amount of their outstanding 8 5/8% Senior Subordinated Notes due 2011 (the "Private Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     The undersigned hereby tenders the Private Notes described in the box entitled "Description of Private Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Private Notes (the "Holder") and the undersigned represents that it has received from each beneficial owner of Private Notes (the "Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY COMPLETING ANY BOX
BELOW.

     This Letter of Transmittal is to be used by a Holder (i) if certificates representing Private Notes are to be forwarded herewith and (ii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures."

     Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

     Any Beneficial Owner whose Private Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such Beneficial Owner's name or obtain a properly completed bond power from the Holder. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Description of Private Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here To Tender Your Notes" and (iv) complete the Substitute Form W-9. Each Holder should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Private Notes who desire to tender their Private Notes for exchange and (i) whose Private Notes are not immediately available or (ii) who cannot deliver their Private Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Private Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

     Holders of Private Notes who wish to tender their Private Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Private Notes," and sign the box below entitled "Sign Here To Tender Your Notes." If only those columns are completed, such Holder will have tendered for exchange all Private Notes listed in column (3) below. If the Holder wishes to tender for exchange less than all of such Private Notes, column
(4) must be completed in full. In such case, such Holder should refer to Instruction 5.

     The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Private Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer.

     The undersigned hereby tenders for exchange the Private Notes described in the box entitled "Description of Private Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

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                          DESCRIPTION OF PRIVATE NOTES
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            (1)                   (2)               (3)               (4)
                                                 Aggregate
  Name(s) and Address(es)                    Principal Amount   Principal Amount
  of Registered Holder(s)     Certificate     Represented by      Tendered For
(Please fill in, if blank)     Number(s)     Certificate(s)(A)     Exchange(B)
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                            Total Principal
                            Amount Tendered
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(A) Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Private Notes indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 5.
(B) The minimum permitted tender is $1,000 in principal amount of Private Notes. All other tenders must be in integral multiples of $1,000.
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[ ]  CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name(s) of Registered Holder(s):___________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     Window Ticket Number (if any):_____________________________________________

     Name of Institution that Guaranteed Delivery:______________________________

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     Only Holders are entitled to tender their Private Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Private Notes and who wishes to make book-entry delivery of Private Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Private Notes for exchange. Persons who are Beneficial Owners of Private Notes but are not Holders and who seek to tender Private Notes should (i) contact the Holder and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Private Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-5 under the Exchange Act, including a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an "Eligible Institution"), or (iii) effect a record transfer of such Private Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Private Notes prior to the Expiration Date. See the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering."

                       SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

--------------------------------------    --------------------------------------
     SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 1, 6, 7 and 8)         (See Instructions 1, 6, 7 and 8)

     To be completed ONLY (i) if the           To be completed ONLY (i) if the
Exchange Notes issued in exchange for     Exchange Notes issued in exchange for
the Private Notes, certificates for       Private Notes, certificates for
Private Notes in a principal amount       Private Notes in a principal amount
not exchanged for Exchange Notes, or      not exchanged for Exchange Notes, or
Private Notes (if any) not tendered       Private Notes (if any) not tendered
for exchange, are to be issued in the     for exchange, are to be mailed or
name of someone other than the            delivered (i) to someone other than
undersigned or (ii) if Private Notes      the undersigned or (ii) to the
tendered by book-entry transfer which     undersigned at an address other than
are not exchanged are to be returned      the address shown below the
by credit to an account maintained at     undersigned's signature.
DTC.

Issue to:                                 Mail or deliver to:

Name:_________________________________    Name:_________________________________
          (Please Type or Print)                    (Please Type or Print)

Address:______________________________    Address:______________________________

______________________________________    ______________________________________
          (Include Zip Code)                        (Include Zip Code)

______________________________________    ______________________________________
  (Taxpayer Identification or Social        (Taxpayer Identification or Social
              Security No.)                           Security No.)

Credit Private Notes not exchanged and
delivered by book-entry transfer to
DTC account set forth below:

______________________________________
           (Account Number)
______________________________________    ______________________________________

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers for exchange the Private Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Private Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Issuers, all right, title and interest in, to and under all of the Private Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuers) of such Holder with respect to such Private Notes, with full power of substitution to (i) deliver certificates representing such Private Notes, or transfer ownership of such Private Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Issuers, (ii) present and deliver such Private Notes for transfer on the books of the Issuers and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Private Notes; and that when such Private Notes are accepted for exchange by the Issuers, the Issuers will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Private Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Private Notes by the Issuers and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuers of its obligations under the Registration Rights Agreement.

     By tendering, the undersigned hereby further represents to the Issuers that
(i) the Exchange Notes to be acquired by the undersigned in exchange for the Private Notes tendered hereby and any Beneficial Owner(s) of such Private Notes in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses,
(ii) the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of Section 10 of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Private Notes acquired by the undersigned directly from the Issuers should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any Beneficial Owner is an "affiliate," as defined under Rule 405 under the Securities Act, of the Issuers.

     If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to the Private Notes acquired other than as a result of market-making activities or other trading activities.

     For purposes of the Exchange Offer, the Issuers will be deemed to have accepted for exchange, and to have exchanged, validly tendered Private Notes, if, as and when the Issuers give oral or written notice thereof to the Exchange Agent. Tenders of Private Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any Private Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     The undersigned acknowledges that the Issuers' acceptance of Private Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement among the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Private Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Private Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any Private Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the Holder(s) thereof if the Issuers do not accept for exchange any of the Private Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Private Note(s).

     In order to validly tender Private Notes for exchange, Holders must complete, execute, and deliver this Letter of Transmittal.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Private Notes is irrevocable.

________________________________________________________________________________
                     SIGN HERE TO TENDER YOUR PRIVATE NOTES

________________________________________________________________________________

________________________________________________________________________________
                            Signature(s) of Owner(s)

Dated:_____________________, 2003

Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Private Notes or on a security position listing or by person(s) authorized to become registered Private Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6.)


Name(s):________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):__________________________________________________________

________________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Principal place of business (if different from address listed above):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Area Code and Telephone No.: (          ):
                             ___________________________________________________

Tax Identification or Social Security Nos.:_____________________________________

                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:___________________________________________________________

Name and Title:_________________________________________________________________

                             (Please Type or Print)
Name of Firm:___________________________________________________________________

Address:________________________________________________________________________

Area Code and Telephone No.:____________________________________________________

Dated:__________________________________________________________________________

________________________________________________________________________________

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an Eligible Institution that is a member of one of the following recognized Signature Guarantee Programs:

     (a) The Securities Transfer Agents Medallion Program (STAMP);

     (b) The New York Stock Exchange Medallion Signature Program (MSP); or

     (c) The Stock Exchange Medallion Program (SEMP).

     Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Private Notes tendered herewith and such Holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Private Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.

     2. Delivery of this Letter of Transmittal and Private Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by Holders if certificates representing Private Notes are to be forwarded herewith. All physically delivered Private Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

     The method of delivery of Private Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Private Notes should be sent to the Issuers. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

     Holders of Private Notes who elect to tender Private Notes and (i) whose Private Notes are not immediately available or (ii) who cannot deliver the Private Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior the Expiration Date must tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

     (a)  such tender is made through an Eligible Institution;

     (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the Holder, the certificate number(s) of such Private Notes and the principal amount of Private Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Private Notes

(or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and

     (c) a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Private Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Private Notes for exchange.

     3. Inadequate Space. If the space provided in the box entitled "Description of Private Notes" above is inadequate, the certificate numbers and principal amounts of the Private Notes being tendered should be listed on a separate signed schedule affixed hereto.

     4. Withdrawals. A tender of Private Notes may be withdrawn at any time prior to the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Private Notes must (i) specify the name of the person who tendered the Private Notes to be withdrawn (the "Depositor"), (ii) identify the Private Notes to be withdrawn (including the certificate number(s) and aggregate principal amount of such Private Notes), and (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Private Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers in their sole discretion, whose determination shall be final and binding on all parties. Any Private Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly retendered. Properly withdrawn Private Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

     5. Partial Tenders. Tenders of Private Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Private Notes, fill in the principal amount of Private Notes which are tendered for exchange in column (4) of the box entitled "Description of Private Notes," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Private Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

     (a) The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Private Notes without alternation, enlargement or any change whatsoever.

     (b) If tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

     (d) When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Private Notes or bond powers are required. If, however, Private Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder, then the Private Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Issuers, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Private Notes. Signatures on such Private Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

     (f) If this Letter of Transmittal is signed by a person other than the Holder listed, the Private Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such Holder exactly as the name(s) of the Holder appear(s) on the certificates. Signatures on such Private Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. Transfer Taxes. Except as set forth in this Instruction 7, the Issuers will pay all transfer taxes, if any, applicable to the exchange of Private Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Private Notes pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued, or if any Private Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Private Notes tendering Private Notes by book-entry transfer may request that Private Notes not accepted be credited to such account maintained at DTC as such Holder may designate.

     9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Private Notes will be determined by the Issuers in their sole discretion, which determination shall be final and binding. The Issuers reserve the absolute right to reject any and all Private Notes not properly tendered or any Private Notes the Issuers' acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects, irregularities or conditions of tender as to particular Private Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify Holders of defects or irregularities with respect to tenders of Private Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. Waiver of Conditions. The Issuers reserve the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus in the case of any Private Notes tendered (except as otherwise provided in the Prospectus).

     11. Mutilated, Lost, Stolen or Destroyed Private Notes. Any tendering Holder whose Private Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

     12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

     IMPORTANT: This Letter of Transmittal (or a facsimile thereof) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior the Expiration Date.

                              IMPORTANT INFORMATION

     Under current federal income tax law, a Holder whose tendered Private Notes are accepted for exchange may be subject to backup withholding unless the Holder provides the Issuers (as payor), through the Exchange Agent, with either (i) such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     If backup withholding applies, the Issuers are required to withhold 30.1% of any payment made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Private Notes. If the Private Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                                   PAYOR'S NAME: HSBC BANK USA
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                                                                                 -----------------------
   SUBSTITUTE             Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT   Social Security Number
                          AND CERTIFY BY SIGNING AND DATING BELOW
                                                                                           OR
                                                                                 ------------------------
    FORM W-9                                                                     Employer  Identification
Department of the                                                                         Number
Treasury
Internal Revenue Service  --------------------------------------------------------------------------------
                          Part 2--Certification Under Penalties of Perjury, I
                                  certify that:
                          (1)  The number shown on this form is my current               Part 3--
                               taxpayer identification  number (or I am waiting
                               for a number to be issued to me),
                                                                                      Awaiting TIN [ ]
Payer's Request for
Taxpayer Identification   (2)  I am not  subject to backup  withholding either
Number (TIN) and               because (a) I am exempt from backup withholding
Certification                  or (b) I have not been notified by the Internal
                               Revenue Service (the "IRS") that I am  subject to
                               backup  withholding  as a result of failure to
                               report all interest or dividends,  or the IRS has
                               notified me that I am no longer subject to backup
                               withholding, and

                          (3) I am a U.S. person (including a U.S. resident
                              alien).
                          --------------------------------------------------------------------------------
                          Certification instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                          SIGNATURE___________________________________________ DATE_______________________
                          NAME____________________________________________________________________________
                          ADDRESS_________________________________________________________________________
                          CITY_________________________________STATE____________ZIP CODE__________________

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                            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                              CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

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                                        PAYOR'S NAME: HSBC BANK USA

                          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30.1% of all reportable payments made to me thereafter will be withheld and remitted to the IRS as backup withholding.

-------------------------------                                                  -------------------------
           Signature                                                                         Date
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30.1% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.